  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1996

                                                    REGISTRATION NOS.: 2-81151
                                                                      811-3639

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933                    [X]

                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                       POST-EFFECTIVE AMENDMENT NO. 14                     [X]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940                               [X]

                               AMENDMENT NO. 16                            [X]

                DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                             SHELDON CURTIS, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                            immediately upon filing pursuant to paragraph (b)
                        X   on November 25, 1996 pursuant to paragraph (b)
                            60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485.

   The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Section (b)(2) of Rule 24f-2, the Registrant filed a Rule 24f-2 Notice for its fiscal year ended September 30, 1996 with the Securities and Exchange Commission on October 18, 1996.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

                DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

                            CROSS-REFERENCE SHEET
                                  FORM N-1A

ITEM                                                        CAPTION
-------------------------            -----------------------------------------------------------------
PART A                                                     PROSPECTUS
1. ......................           Cover Page
2. ......................           Prospectus Summary; Summary of Fund Expenses
3. ......................           Financial Highlights; Performance Information
4. ......................           Prospectus Summary; Financial Highlights; Investment Objective and
                                      Policies; The Fund and Its Management; Cover Page; Investment
                                      Restrictions
5. ......................           The Fund and Its Management; Back Cover; Investment Objectives and
                                      Policies
6. ......................           Dividends, Distributions and Taxes; Additional Information
7. ......................           Purchase of Fund Shares; Shareholder Services; Prospectus Summary
8. ......................           Redemptions and Repurchases; Shareholder Services
9. ......................           Not applicable

PART B                                          STATEMENT OF ADDITIONAL INFORMATION
10. .....................           Cover Page
11. .....................           Table of Contents
12. .....................           The Fund and Its Management
13. .....................           Investment Practices and Policies; Investment Restrictions; Portfolio
                                      Transactions and Brokerage
14. .....................           The Fund and Its Management; Trustees and Officers
15. .....................           The Fund and Its Management; Trustees and Officers
16. .....................           The Fund and Its Management; The Distributor; Shareholder Services;
                                      Custodian and Transfer Agent; Independent Accountants
17. .....................           Portfolio Transactions and Brokerage
18. .....................           Description of Shares of the Fund
19. .....................           The Distributor; Redemptions and Repurchases; Financial Statements;
                                      Shareholder Services; Determination of Net Asset Value
20. .....................           Dividends, Distributions and Taxes; Financial Statements
21. .....................           The Distributor
22. .....................           Performance Information
23. .....................           Experts; Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- NOVEMBER 25, 1996
-----------------------------------------------------------------------------


Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth. While the Fund may invest in all types of equity and debt securities, it invests primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management. (See "Investment Objective and Policies.")


Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

   Dean Witter Distributors Inc.,
   Distributor



                              Table of Contents


Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
Financial Highlights ..................................................      4
The Fund and its Management ...........................................      4
Investment Objective and Policies .....................................      5
  Risk Considerations .................................................      6
Investment Restrictions ...............................................     10
Purchase of Fund Shares ...............................................     11
Shareholder Services ..................................................     13
Redemptions and Repurchases ...........................................     16

Dividends, Distributions and Taxes ....................................     18

Performance Information ...............................................     18

Additional Information ................................................     19


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Dean Witter
                    Developing Growth Securities Trust
                    Two World Trade Center
                    New York, New York 10048
                    (212) 392-2550 or
                    (800) 869-NEWS

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


The                  The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end
Fund                 diversified management investment company investing primarily in securities of smaller and medium-sized companies that have the potential to grow much more rapidly than the economy (see page 5).
-------------------  ------------------------------------------------------------------------------------------------------------
Shares               Shares of beneficial interest with $0.01 par value (see page 19).
Offered
-------------------  ------------------------------------------------------------------------------------------------------------
Offering             At net asset value without sales charge (see page 11). Shares redeemed within six years of purchase are
Price                subject to a contingent deferred sales charge under most circumstances (see page 16).
-------------------  ------------------------------------------------------------------------------------------------------------
Minimum              The minimum initial investment is $1,000 ($100 if the account is opened through EasyInvest (Service Mark))
Purchase             and the minimum subsequent investment is $100 (see page 11).
-------------------  ------------------------------------------------------------------------------------------------------------
Investment           The investment objective of the Fund is long-term capital growth.
Objective
-------------------  ------------------------------------------------------------------------------------------------------------
Investment           The Fund invests primarily in common stock of companies believed to have potential for significant
Policies             growth. However, it may also invest in convertible securities, preferred stock, bonds and warrants of such companies and may engage in certain portfolio techniques, including leveraging (see page 5).
-------------------  ------------------------------------------------------------------------------------------------------------
Investment           Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its
Manager              wholly-owned  subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets of approximately $88 billion at October 31, 1996 (see page 4).
-------------------  ------------------------------------------------------------------------------------------------------------
Management           The Investment Manager receives a monthly fee at the annual rate of 0.50% of the Fund's daily net assets
Fee                  on assets not exceeding $500 million and 0.475% of the Fund's daily net assets on assets exceeding $500 million (see page 5).
-------------------  ------------------------------------------------------------------------------------------------------------
Dividends and        Dividends from net investment income and distributions from net capital gains, if any, are paid at least
Capital Gains        once per year. Dividends and capital gains distributions are automatically reinvested in additional shares
Distributions        at net asset value unless the shareholder elects to receive cash (see pages 13 and 18).
-------------------  ------------------------------------------------------------------------------------------------------------
Distributor and      Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution
Distribution         fee accrued daily and payable monthly at the rate of 1% per annum of the lesser of (i) the Fund's average
Fee                  daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 11 and 16).
-------------------  ------------------------------------------------------------------------------------------------------------
Redemption--         Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if
Contingent           the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service
Deferred             Mark), if after twelve months the shareholder has invested less than $1,000 in the account. Although no
Sales                commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled
Charge               down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 16-18).
-------------------  ------------------------------------------------------------------------------------------------------------
Risks                The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with  more established companies. In addition, investors should consider the risks which may be involved in certain of the investment policies and techniques which the Fund may employ in its operations, including leveraging and investments in foreign securities (see pages 5-10).
-------------------  ------------------------------------------------------------------------------------------------------------


       The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1996.


 Shareholder Transaction Expenses
-------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases ............................................    None
Maximum Sales Charge Imposed on Reinvested Dividends .................................    None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)  .    5.0%

        A contingent deferred sales charge is imposed at the following declining rates:

 YEAR SINCE PURCHASE PAYMENT MADE        PERCENTAGE
------------------------------------  --------------
First ...............................       5.0%
Second ..............................       4.0%
Third ...............................       3.0%
Fourth ..............................       2.0%
Fifth ...............................       2.0%
Sixth ...............................       1.0%
Seventh and thereafter ..............       None

Redemption Fees ....    None
Exchange Fee .......    None

 Annual Fund Operating Expenses (as a Percentage of Average Net
 Assets)
---------------------------------------------------------------------
Management Fees ......................................................   0.49%
12b-1 Fees* ..........................................................   1.00%
Other Expenses .......................................................   0.20%
Total Fund Operating Expenses ........................................   1.69%

------------
   *A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").


 EXAMPLE                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------  --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period: ........................................    $67        $83       $112        $200
You would pay the following expenses on the same investment,
 assuming no redemption: .....................................    $17        $53       $ 92        $200

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                             FOR THE YEAR ENDED SEPTEMBER 30
                              ------------------------------------------------------------
                                  1996        1995        1994        1993         1992
----------------------------  ----------  ----------  ----------  ----------  ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of period ........    $25.54      $17.55      $20.50      $12.20        $14.05
                              ----------  ----------  ----------  ----------  ------------
Net investment income (loss)      (0.23)      (0.19)       --         (0.12)        (0.12)
Net realized and
 unrealized gain (loss)  ....      4.32        8.34       (1.82)       8.42         (1.73)
                              ----------  ----------  ----------  ----------  ------------
Total from investment
 operations .................      4.09        8.15       (1.82)       8.30         (1.85)
                              ----------  ----------  ----------  ----------  ------------
Less dividends and
  distributions from:
  Net investment income  ....      --          --          --          --           --
  Net realized gain .........     (1.92)      (0.16)      (1.13)       --           --
                              ----------  ----------  ----------  ----------  ------------
Total dividends and
 distributions ..............     (1.92)      (0.16)      (1.13)       --           --
                              ----------  ----------  ----------  ----------  ------------
Net asset value,
 end of period ..............    $27.71      $25.54      $17.55      $20.50        $12.20
                              ==========  ==========  ==========  ==========  ============
TOTAL INVESTMENT RETURN+  ...     17.53%      46.87 %     (8.88)%     67.95 %      (13.17)%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ....................      1.69%       1.77 %      1.78 %      1.84 %        1.86 %
Net investment income (loss)      (1.03%)     (1.04)%     (1.32)%     (1.52)%       (1.14)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands ...............   $799,201    $534,869    $340,169    $240,389     $112,982
Portfolio turnover rate  ....       149%        114 %       160 %       203 %         153 %
Average commission rate paid    $0.0571        --          --          --           --15


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  1991         1990        1989        1988         1987
----------------------------  ----------  ------------  ---------  -----------  ----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of period ........   $8.92         $11.33      $9.67      $10.96        $8.57
                              ----------  ------------  ---------  -----------  ----------
Net investment income (loss)    (0.07)         (0.15)      0.04       (0.03)       (0.02)
Net realized and
 unrealized gain (loss)  ....    5.20          (2.21)      1.62       (1.26)        2.42
                              ----------  ------------  ---------  -----------  ----------
Total from investment
 operations .................    5.13          (2.36)      1.66       (1.29)        2.40
                              ----------  ------------  ---------  -----------  ----------
Less dividends and
  distributions from:
  Net investment income  ....      --          (0.05)        --         --        (0.01)
  Net realized gain .........      --             --         --         --           --
                              ----------  ------------  ---------  -----------  ----------
Total dividends and
 distributions ..............      --          (0.05)        --         --        (0.01)
                              ----------  ------------  ---------  -----------  ----------
Net asset value,
 end of period ..............   $14.05         $8.92      $11.33      $9.67      $10.96
                              ==========  ============  =========  ===========  ==========
TOTAL INVESTMENT RETURN+  ...    57.51 %      (20.87)%     17.17%    (11.77)%     28.07 %
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ....................     1.92 %        2.02 %      1.89%      1.90 %      1.83 %
Net investment income (loss)     (0.73)%       (1.32)%      0.59%     (0.28)%     (0.20)%
SUPPLEMENTAL DATA:



Net assets, end of period,
 in thousands ...............  $115,337       $67,604     $89,236    $108,411     $179,276
Portfolio turnover rate  ....       88 %          53 %        84%        70 %         68 %
Average commission rate paid        --            --          --         --           --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.



THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on December 28, 1982.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, manage-ment and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $85 billion as of October 31, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3 billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets not exceeding $500 million and 0.475% to the Fund's net assets exceeding $500 million. For the fiscal year ended September 30, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.49% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.69% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital growth. There is no assurance that the objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve capital growth which significantly exceeds the historical total return of common stocks as measured by the Standard & Poor's 500 index. The primary emphasis is on the securities of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential to grow much more rapidly than the economy; at times, investments may also be made in the securities of larger, established companies which also have such growth potential. The Fund will normally invest at least 65% of its total assets in the securities of such companies. In addition to common stock, this portion of the portfolio may also include convertible securities, preferred stocks and warrants.

   The Investment Manager attempts to identify companies whose earnings growth will be significantly higher than the average. Dividend income is not generally a consideration in the selection of stocks for purchase.

   The Investment Manager focuses its stock selection for the Fund upon a diversified group of emerging growth companies which have moved beyond the difficult and extremely risky "start-up" phase and which at the time of selection show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years after acquisition. New technologies, techniques, products or services, cost-reducing measures, changes in management, capitalization or asset deployment, changes in government regulations or favorable shifts in other external circumstances may all contribute to the anticipated phase of growth.

   The application of the Fund's investment policies is basically dependent upon the judgment of the Investment Manager. The proportions of the Fund's assets invested in particular industries will shift from time to time in accordance with the judgment of the Investment Manager.

   The Fund may invest up to 35% of its total assets in corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service Inc. or BBB or better by Standard & Poor's Corporation or which, if not rated, are deemed to be of comparable quality by the Investment Manager, and money market instruments. There may be periods during which, in the opinion of the Investment Manager, general market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

   The securities in which the Fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

   The Fund may invest in foreign securities, real estate investment trusts and private placements, enter into repurchase agreements, borrow money for the purpose of leveraging its investments, purchase securities on a when-issued or delayed delivery basis, purchase or sell securities on a forward commitment basis, purchase securities on a "when, as and if issued" basis, and lend its portfolio securities, as discussed under "Risk Considerations" below.

RISK CONSIDERATIONS

   The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

   Foreign Securities. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. For-eign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed below, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's net assets. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Leveraging. The Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). When the Fund borrows it will be because it seeks to enhance capital appreciation by leveraging its investments through purchasing securities with the borrowed funds. The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940 (the "Act"). The investment policy also provides that the Fund may not purchase or sell a security on margin.

   Borrowings for leveraging will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In doing this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. No particular emphasis is given to investments in securities for the purpose of earning current income. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Growth Group, which manages twenty-seven funds and fund portfolios, with approximately $11.6 billion in assets at October 31, 1996. Jayne Stevlingson, Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund.

Ms. Stevlingson has been a portfolio manager of the Fund since September, 1994 and has been the sole portfolio manager of the Fund since November, 1995. She has been a portfolio manager with InterCapital since October, 1992, prior to which time she was an analyst with Bankers Trust New York Corp.

   Orders for transactions in portfolio securities are placed for the Fund with a number of brokers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 200%, although it is not anticipated that this rate will exceed 300%. The Fund will incur brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below have been adopted by the Fund as fundamental policies, along with certain other investment restrictions. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (valued at the time of investment) may be invested in any one industry classification used by the Fund for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   5. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes, within the limits set forth in the Act (see "Leveraging," above).

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


   The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Developing Growth Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 of the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.


   For the fiscal year ended September 30, 1996, the Fund accrued payments under the Plan amounting to $6,461,408, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

   At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $28,270,501 at September 30, 1996, which was equal to 3.54% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are val-ued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).


   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

   Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")


   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases").


   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

   Exchange Privilege. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.


   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                               CONTINGENT DEFERRED
         YEAR SINCE               SALES CHARGE
          PURCHASE             AS A PERCENTAGE OF
        PAYMENT MADE             AMOUNT REDEEMED
--------------------------  -----------------------
First .....................           5.0%
Second ....................           4.0%
Third .....................           3.0%
Fourth ....................           2.0%
Fifth .....................           2.0%
Sixth .....................           1.0%
Seventh and thereafter  ...           None


   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (a) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (b) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (c) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the

Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (a) the plan
continues to be an Eligible 401(k) Plan after the redemption; or   (b) the
redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automati-cally credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and
Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and net capital gains (to the extent not offset by capital loss carryovers) to shareholders and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on any dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

   After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which will be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the property of the Fund for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
DEVELOPING GROWTH SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

BOARD OF TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Jayne Stevlingson
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
DEVELOPING
GROWTH
SECURITIES
                                               PROSPECTUS -- NOVEMBER 25, 1996

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 25, 1996


                                                            DEAN WITTER
                                                            DEVELOPING
                                                            GROWTH
                                                            SECURITIES TRUST
-----------------------------------------------------------------------------

   Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth. While the Fund may invest in all types of equity and debt securities, it will invest primarily in common stocks of smaller and medium sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated November 25, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Developing Growth Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management ...........    3
Trustees and Officers .................    6
Investment Practices and Policies  ....   11
Investment Restrictions ...............   14
Portfolio Transactions and Brokerage  .   15
The Distributor .......................   16
Determination of Net Asset Value  .....   20
Shareholder Services ..................   20
Redemptions and Repurchases ...........   24
Dividends, Distributions and Taxes  ...   26
Performance Information ...............   27
Description of Shares of The Fund  ....   28
Custodian and Transfer Agent ..........   29
Independent Accountants ...............   29
Reports to Shareholders ...............   29
Legal Counsel .........................   29
Experts ...............................   29
Registration Statement ................   29
Financial Statements--September 30,
 1996 .................................   30
Report of Independent Accountants  ....   42

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund was organized under the laws of the Commonwealth of Massachusetts on December 28, 1982 and is a trust of the type commonly known as a "Massachusetts Business Trust."

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York, 10048, is the Fund's investment manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Value-Added Market Series, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III,

Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the

Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.50% of the portion of the daily net assets not exceeding $500 million and 0.475% of the portion of the daily net assets exceeding $500 million. For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation in the amounts of $1,515,547, $1,916,827 and $3,194,151, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on January 18, 1983, by DWR as the then sole shareholder on March 2, 1983, and by the shareholders of the Fund at a Special Meeting of Shareholders held on July 16, 1984. The Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Agreement had an initial term ending April 30, 1994, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 8, 1994, the Fund's Board of Trustees, including all of the Independent Trustees, approved an amendment to the Agreement to lower the management fees charged on the Fund's daily net assets in excess of $500 million and approved continuation of the Agreement, as so amended, until April 30, 1995. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Agreement until April 30, 1997.


   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 82 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  ----------------------------------------------------------------
Michael Bozic (55)                         Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation           formerly President and Chief Executive Officer of Hills Department
6111 Broken Sound Parkway, N.W.            Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                        Executive Officer, President and Chief Operating Officer (1987-1991)
                                           of the Sears Merchandise Group of Sears, Roebuck and Co.; Director
                                           of Eaglemark Financial Services, Inc., the United Negro College Fund
                                           and Weirton Steel Corporation.

Charles A. Fiumefreddo* (63)               Chairman, Chief Executive Officer and Director of InterCapital, DWSC
Chairman of the Board,                     and Distributors; Executive Vice President and Director of DWR; Chairman,
President, Chief Executive Officer         Director or Trustee, President and Chief Executive Officer of the
and Trustee                                Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                     the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company
New York, New York                         ("DWTC"); Director and/or officer of various DWDC subsidiaries; formerly
                                           Executive Vice President and Director of DWDC (until February, 1993).

Edwin J. Garn (64)                         Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                    Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Chemical Corporation          (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly
500 Huntsman Way                           Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman,
Salt Lake City, Utah                       Huntsman Chemical Corporation (since January, 1993); Director of
                                           Franklin Quest (time management systems) and John Alden Financial
                                           Corp.; member of the board of various civic and charitable organizations.

John R. Haire (71)                         Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                    Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                     Witter Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                         Committee of the Independent Trustees and Trustee of the TCW/DW Funds;
                                           formerly President, Council for Aid to Education (1978-1989) and Chairman
                                           and Chief Executive Officer of Anchor Corporation, an Investment Advisor
                                           (1964-1978); Director of Washington National Corporation (insurance).

                                6





       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  ----------------------------------------------------------------
Dr. Manuel H. Johnson (47)                 Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                    Koch Professer of International Economics and Director of the Center
c/o Johnson Smick International, Inc.      for Global Market Studies at George Mason University; Co-Chairman
1133 Connecticut Avenue, N.W.              and a founder of the Group of Seven Council (G7C), an international
Washington, DC                             economic commission; Director or Trustee of the Dean Witter Funds;
                                           Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                           Director of Greenwich Capital Markets Inc. (broker-dealer); formerly
                                           Vice Chairman of the Board of Governors of the Federal Reserve System
                                           (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (60)                     General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership; Director or Trustee of the Dean Witter Funds; Trustee
c/o Triumph Capital, L.P.                  of the TCW/DW Funds; formerly Vice President, Bankers Trust Company
237 Park Avenue                            and BT Capital Corporation (1984-1988); Director of various business
New York, New York                         organizations.

Philip J. Purcell* (53)                    Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital,
Two World Trade Center                     DWSC and Distributors; Director or Trustee of the Dean Witter Funds;
New York, New York                         Director and/or officer of various DWDC subsidiaries.

John L. Schroeder (66)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                    the TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
 Weitzen Shalov & Wein                     Insurance Company (August, 1991-September, 1995) and Chairman and
Counsel to the Independent Trustees        Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton
114 West 47th Street                       Funds (April, 1983-June, 1991).
New York, New York

Sheldon Curtis (64)                        Senior Vice President, Secretary and General Counsel of InterCapital
Vice President, Secretary                  and DWSC; Senior Vice President, Assistant Secretary and Assistant
and General Counsel                        General Counsel of Distributors; Senior Vice President and Secretary
Two World Trade Center                     of DWTC; Assistant Secretary of DWR; Vice President, Secretary and
New York, New York                         General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Jayne Stevlingson (36)                     Vice President of InterCapital (since October, 1992); Vice President
Vice President                             of various Dean Witter Funds; formerly Assistant Vice President of
Two World Trade Center                     Bankers Trust New York Corp.
New York, New York

Thomas F. Caloia (50)                      First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                  Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York


------------


    * Denotes Trustees who are "interested persons", as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, and Ronald J. Worobel, Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, Lou Anne
D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of September 30, 1996, the Dean Witter Funds had total net assets of approximately $79.4 billion and more than five million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996.

                              FUND COMPENSATION



                                        AGGREGATE
                                      COMPENSATION
NAME OF INDEPENDENT TRUSTEE           FROM THE FUND
---------------------------          ---------------
Michael Bozic .............              $1,780
Edwin J. Garn .............               1,850
John R. Haire .............               3,850
Dr. Manuel H. Johnson  ....               1,800
Michael E. Nugent .........               1,750
John L. Schroeder .........               1,800



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                    FOR SERVICE AS
                                                                     CHAIRMAN OF         TOTAL
                                FOR SERVICE AS                      COMMITTEES OF    COMPENSATION
                                  DIRECTOR OR      FOR SERVICE AS    INDEPENDENT       PAID FOR
                                  TRUSTEE AND       TRUSTEE AND       DIRECTORS/    SERVICES TO 79
                               COMMITTEE MEMBER   COMMITTEE MEMBER   TRUSTEES AND     DEAN WITTER
                               OF 79 DEAN WITTER    OF 11 TCW/DW        AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE          FUNDS             FUNDS          COMMITTEES     TCW/DW FUNDS
---------------------------    -----------------  ----------------  --------------  ---------------
Michael Bozic .............      $126,050                --                --        $126,050
Edwin J. Garn .............       136,450                --                --         136,450
John R. Haire .............        98,450           $82,038          $217,350(1)      397,838
Dr. Manuel H. Johnson  ....       136,450            82,038                --         218,488
Michael E. Nugent .........       124,200            75,038                --         199,238
John L. Schroeder .........       136,450            46,964                --         183,414



----------------
   (1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the Fund as of September 30, 1996 and from the 57 Dean Witter Funds as of December 31, 1995.

         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS



                                   FOR ALL ADOPTING FUNDS
                             --------------------------------
                                                                                      ESTIMATED ANNUAL
                                                                RETIREMENT BENEFITS      BENEFITS UPON
                                                                ACCRUED AS EXPENSES      RETIREMENT(3)
                                                               --------------------  -------------------
                                 ESTIMATED
                              CREDITED YEARS      ESTIMATED
                               OF SERVICE AT    PERCENTAGE OF               BY ALL     FROM     FROM ALL
                                RETIREMENT        ELIGIBLE       BY THE    ADOPTING     THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)     COMPENSATION      FUND      FUNDS      FUND      FUNDS
---------------------------  ---------------  ---------------  --------  ----------  -------  ----------
Michael Bozic .............        10              50.0%        $  399    $ 26,359   $  950    $ 51,550
Edwin J. Garn .............        10              50.0            675      41,901      950      51,550
John R. Haire .............        10              50.0          4,576     261,763    2,343     130,404
Dr. Manuel H. Johnson  ....        10              50.0            268      16,748      950      51,550
Michael E. Nugent .........        10              50.0            507      30,370      950      51,550
John L. Schroeder .........         8              41.7            776      51,812      792      42,958



---------------
   (2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   (3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   Leveraging. As discussed in the Prospectus, the Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding), in an effort to enhance capital appreciation by leveraging its investments through purchasing securities with the borrowed funds. Such borrowings will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage.

   The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Act. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In restoring the 300% asset coverage, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

   The investment policy provides that the Fund may not purchase or sell a security on margin. The margin and bank borrowing restrictions will prevent the ordinary purchase of a security which involves a cash borrowing from a broker of any part of the purchase price of a security.


   In addition to borrowings for leverage, the Fund may also borrow from banks an additional amount as a temporary measure for extraordinary or emergency purposes, and for these purposes, in no event an amount greater than 5% of the value of the Fund's total assets. The Fund did not borrow any money during its fiscal year ended September 30, 1996.


   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

   A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the value of the securities during the period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund has not to date lent any of its portfolio securities.

   Repurchase Agreements. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

   Warrants. The Fund may invest in warrants, which are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Fund's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. It is anticipated that the aggregate amount of the Fund's commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis will not exceed 5% of the Fund's total assets.

   When, As and If Issued Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buy-out or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. It is anticipated that the aggregate amount of the Fund's commitments to purchase securities on a "when, as and if issued" basis at any one time will not exceed 5% of the Fund's total assets. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. In addition, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

   Portfolio Trading. It is anticipated that the Fund's portfolio turnover rate will not exceed 300% in any one year. A 300% turnover rate would occur, for example, if 300% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

       1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

       2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

       3. Purchase or sell commodities or commodity futures contracts.

       4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       5. Write, purchase or sell puts, calls, or combinations thereof.

       6. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

       7. Invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

       8. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (5) in the Prospectus. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the Fund are being sold in those states.

       9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above and in the Prospectus; or (c) lending portfolio securities.

       10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        11. Make short sales of securities.

        12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid a total of $938,464, $662,758 and $1,361,260, respectively, in brokerage commissions.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended September 30, 1996, the Fund directed the payment of $1,041,291 in brokerage commissions in connection with transactions in the aggregate amount of $469,988,319 to brokers because of research services provided.


   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid a total of $118,670, $91,840 and $133,555, respectively, in brokerage commissions to DWR. For the fiscal year ended September 30, 1996, the brokerage commissions paid to DWR represented approximately 9.81% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 11.26% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

   During the fiscal year ended September 30, 1996, the Fund did not acquire any securities of the ten brokers who executed the largest dollar amounts of the Fund's portfolio transactions or of the ten dealers who executed the largest dollar amounts of principal transactions with the Fund during the period, or securities of the parents of those broker-dealers.


THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on October 30, 1992, the current

Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreements. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1997.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of the Fund. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $450,000, $991,000 and $810,000 in contingent deferred sales charges for the fiscal years ended September 30, 1994, 1995 and 1996, respectively.


   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on January 18, 1983, by DWR as the then sole shareholder of the Fund on March 1, 1983 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on July 16, 1984.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.


   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1996, of $6,461,408. This amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund are subject in most cases to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund paid 100% of the $6,461,408 accrued under the Plan for the fiscal year ended September 30, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $66,280,910 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.42% ($4,258,503)--advertising and promotional expenses; (ii) 0.51% ($334,858)--printing of prospectuses for distribution to other than current shareholders; and (iii) 93.07% ($61,687,549)--other expenses, including the gross sales credit and the carrying charge, of which 18.84% ($11,624,343) represents carrying charges, 33.58% ($20,716,155) represents commission credits to DWR branch offices for payments of commissions to account executives and 47.58% ($29,347,051) represents overhead and other branch office distribution-related expenses.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $28,270,501 as of September 30, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


   Under its terms, the Plan had an initial term ending December 31, 1983 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Most recent continuance of the Plan for one year, until April 30, 1997, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 17, 1996. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Developing Growth Securities Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Developing Growth Securities Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for whichshares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                CONTINGENT DEFERRED
         YEAR SINCE              SALES CHARGE AS A
          PURCHASE             PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED
---------------------------  -----------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None


   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certificate or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

   Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on the sale of securities held for one year or less will be short-term capital gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   Any ordinary income dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's shares in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and ordinary income dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or realized long-term capital gains, such payment would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

   After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a specified period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the one, five and ten year periods ended September 30, 1996 were 12.53%, 17.86% and 14.24%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total returns of the Fund for the one, five and ten year periods ended September 30, 1996 were 17.53%, 18.06% and 14.24%, respectively.

   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended September 30, 1996 was 17.53%, the total return for the five-year period ended September 30, 1996 was 129.38%, and the total return for the ten-year period ended September 30, 1996 was 278.50%.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable contingent deferred sales charge) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $33,935, $169,675 and $339,350, respectively, at September 30, 1996.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees, except for Messrs. Bozic, Purcell and Schroeder, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund on April 8, 1994. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.


CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the year ended September 30, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996



 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
             COMMON STOCKS (100.1%)
             Advertising (0.6%)
   183,100   Eagle River Interactive, Inc.*  .....   $ 1,876,775
    11,500   Lamar Advertising Co.* ..............       468,625
    58,300   Outdoor Systems, Inc.* ..............     2,710,950
                                                   --------------
                                                       5,056,350
                                                   --------------
             Aerospace (0.9%)
   175,000   Hexcel Corp.* .......................     3,390,625
   242,300   Orbital Sciences Corp.* .............     4,300,825
                                                   --------------
                                                       7,691,450
                                                   --------------
             Biotechnology (4.0%)
    40,000   Alteon, Inc.* .......................       330,000
   100,500   Biochem Pharma, Inc.* ...............     3,994,875
    95,000   Centocor, Inc.* .....................     3,360,625
    50,000   Genetics Institute, Inc.* ...........     3,450,000
   160,000   Genzyme Corp. General Division*  ....     4,020,000
   115,000   Gilead Sciences, Inc.* ..............     3,248,750
   225,000   Liposome Co., Inc.* .................     4,246,875
   140,000   PathoGenesis Corp.* .................     2,450,000
   100,000   Regeneron Pharmaceuticals, Inc.*  ...     2,000,000
   103,000   SangStat Medical Corp.* .............     2,613,625
    83,000   Vertex Pharmaceuticals, Inc.*  ......     2,407,000
                                                   --------------
                                                      32,121,750
                                                   --------------
             Broadcast Media (2.9%)
    80,000   American Radio Systems Corp.*  ......     2,940,000
    93,200   Cinar Films Inc. (Class B)* (Canada)      2,399,900
    89,800   Film Roman, Inc.* ...................       898,000
    50,000   Infinity Broadcasting Corp. (Class
             A)* .................................     1,575,000
    95,000   Jacor Communications, Inc.* .........     3,230,000
   130,000   Lin Television Corp.* ...............     5,330,000
   160,000   Mecklermedia Corp.* .................     2,880,000
    85,000   SFX Broadcasting, Inc. (Class A)*  ..     3,846,250
                                                   --------------
                                                      23,099,150
                                                   --------------
             Building Materials (0.1%)
   100,000   Universal Forest Products, Inc.  ....     1,262,500
                                                   --------------
             Business Services (3.1%)
    48,700   CCC Information Services, Inc.*  ....     1,010,525
   185,000   CFI Proservices, Inc.* ..............     3,515,000
   239,750   Checkfree Corp.* ....................     4,795,000
   120,000   CSG Systems International, Inc.*  ...     2,340,000
   119,500   Dendrite International, Inc.*  ......     3,614,875
    95,000   DST Systems, Inc.* ..................     3,040,000
    30,000   Gartner Group, Inc. (Class A)*  .....     1,005,000
    70,000   Restrac, Inc.* ......................     1,312,500
    29,200   RMH Teleservices, Inc.* .............       430,700








 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
    70,000   Sitel Corp.* ........................   $ 3,115,000
    23,800   USCS International, Inc.* ...........       407,575
                                                   --------------
                                                      24,586,175
                                                   --------------
             Commercial Equipment (0.8%)
   130,000   Checkpoint Systems, Inc.* ...........     3,445,000
   140,000   Watsco, Inc. ........................     2,852,500
                                                   --------------
                                                       6,297,500
                                                   --------------
             Commercial Services (4.8%)
    25,900   Abacus Direct Corp.* ................       524,475
    52,000   APAC Teleservices, Inc.* ............     2,665,000
    74,100   Barnett, Inc.* ......................     1,704,300
   120,000   Career Horizons, Inc.* ..............     4,665,000
   132,900   Coinmach Laundry Corp.* .............     2,691,225
     5,800   International Network Services*  ....       203,725
   200,000   Iron Mountain, Inc.* ................     5,900,000
   105,000   On Assignment, Inc.* ................     3,491,250
   110,000   Pittston Services Group .............     3,451,250
    73,400   Precision Response Corp.* ...........     2,770,850
   240,000   Reynolds & Reynolds Co. (Class A)  ..     6,270,000
   100,000   Sunguard Data Systems, Inc.*  .......     4,500,000
                                                   --------------
                                                      38,837,075
                                                   --------------
             Communications - Equipment &
             Software (1.9%)
   130,000   Cellular Technical Services Co.*  ...     2,567,500
   135,000   Geoworks* ...........................     3,493,125
    72,000   Proxim, Inc. ........................     2,034,000
    95,000   Raptor Systems, Inc.* ...............     1,615,000
    60,000   Shiva Corp.* ........................     3,435,000
   120,000   Sync Research, Inc.* ................     1,845,000
                                                   --------------
                                                      14,989,625
                                                   --------------
             Communications -
             Equipment/Manufacturers (0.7%)
   115,000   Dynatech Corp.* .....................     5,261,250
    54,000   TCSI Corp.* .........................       715,500
                                                   --------------
                                                       5,976,750
                                                   --------------
             Computer - Aided Design (0.8%)
    75,000   IKOS Systems, Inc.* .................     1,490,625
   231,000   Silicon Valley Research Inc.*  ......     1,126,125
    80,000   Synopsys, Inc.* .....................     3,680,000
                                                   --------------
                                                       6,296,750
                                                   --------------
             Computer Software (5.3%)
    62,500   Aspect Development, Inc.* ...........     2,078,125
    25,000   Axent Technologies, Inc.* ...........       581,250
    14,100   Check Point Software
             Technologies Ltd.* (Israel) .........       475,875
   170,000   Cheyenne Software, Inc. .............     3,655,000

               SEE NOTES TO FINANCIAL STATEMENTS

                               30





DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996

 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
    95,000   Citrix Systems, Inc.* ...............   $ 4,821,250
   106,000   Edify Corp.* ........................     2,067,000
    42,000   HNC Software, Inc.* .................     1,680,000
    58,000   Integrated Systems, Inc.* ...........     1,885,000
    42,600   Lightbridge, Inc.* ..................       500,550
    50,000   Manugistics Group, Inc.* ............     1,975,000
   165,500   MetaTools, Inc.* ....................     3,475,500
    90,000   Peoplesoft, Inc.* ...................     7,470,000
    15,000   Remedy Corp.* .......................     1,196,250
    45,000   Security Dynamics Technologies,
             Inc.* ...............................     3,223,125
   200,000   Symantec Corp.* .....................     2,175,000
   200,000   TriTeal Corp.* ......................     2,900,000
   135,000   Visigenic Software, Inc.* ...........     1,518,750
    50,000   Yahoo! Inc.* ........................     1,056,250
                                                   --------------
                                                      42,733,925
                                                   --------------
             Computer Software & Services (4.6%)
    46,500   Affiliated Computer Services, Inc.*       2,708,625
   100,000   American Management Systems, Inc.*  .     2,800,000
    40,000   Analysts International Corp.  .......     1,840,000
   130,000   Ciber, Inc.* ........................     4,940,000
   240,000   Document Sciences Corp.* ............     3,030,000
    55,000   ISG International Software Group
             Ltd.* (Israel) ......................       935,000
    72,100   Renaissance Solutions, Inc.*  .......     2,974,125
   120,000   Saville Systems Ireland PLC (ADR)*
             (Ireland) ...........................     4,230,000
    58,400   Sykes Enterprises, Inc.* ............     2,744,800
    15,900   The Registry, Inc.* .................       592,275
   200,000   Transaction Network Services, Inc.*       2,850,000
    90,000   Transaction Systems Architects,
             Inc. (Class A)* .....................     3,802,500
    21,100   Transition Systems, Inc.* ...........       432,550
   125,000   Vanstar Corp.* ......................     3,031,250
                                                   --------------
                                                      36,911,125
                                                   --------------
             Computers (0.6%)
    55,000   Network Appliance, Inc.* ............     1,650,000
    42,000   Verifone, Inc.* .....................     1,879,500
    35,500   VideoServer, Inc.* ..................     1,220,312
                                                   --------------
                                                       4,749,812
                                                   --------------
             Computers - Peripheral Equipment (0.5%)
    80,000   Lexmark International Group,
             Inc.* ...............................     1,630,000
     1,900   Nimbus CD International, Inc.*  .....        18,525
   180,000   Proxima Corp.* ......................     2,070,000
                                                   --------------
                                                       3,718,525
                                                   --------------







 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
             Consumer Products (0.8%)
    85,000   Blyth Industries, Inc.* .............   $ 4,122,500
    72,000   Galoob (Lewis) Toys, Inc.* ..........     2,106,000
    20,000   Gargoyles, Inc.* ....................       415,000
    17,800   RockShox, Inc.* .....................       267,000
                                                   --------------
                                                       6,910,500
                                                   --------------
             Consumer Services (1.1%)
   102,400   Apollo Group, Inc. (Class A)*  ......     2,739,200
   100,000   Protection One, Inc.* ...............     1,250,000
   180,000   Spyglass, Inc.* .....................     3,375,000
    35,000   Sylvan Learning Systems, Inc.*  .....     1,426,250
                                                   --------------
                                                       8,790,450
                                                   --------------
             Distribution (1.4%)
    65,000   Arrow Electronics, Inc.* ............     2,892,500
    65,000   Avnet Inc. ..........................     3,152,500
    32,500   Central Garden & Pet Co.* ...........       654,062
    80,000   Peak Technologies Group (The)*  .....     1,700,000
    95,000   Tech Data Corp.* ....................     2,624,375
                                                   --------------
                                                      11,023,437
                                                   --------------
             Education (0.4%)
    15,000   Learning Tree International, Inc.*  .       551,250
   165,400   National Education Corp.* ...........     3,163,275
                                                   --------------
                                                       3,714,525
                                                   --------------
             Electronics (3.1%)
   145,000   Gemstar International Group Ltd.*         4,277,500
   130,000   ITI Technologies, Inc.* .............     4,582,500
   135,000   Komag Inc.* .........................     2,835,000
    45,000   Linear Technology Corp. .............     1,653,750
     7,300   Orckit Communications Ltd. (Israel)*        134,137
   174,000   Ortel Corp.* ........................     4,089,000
    50,000   Read Rite Corp.* ....................       787,500
    75,000   SCI Systems, Inc.* ..................     4,218,750
   130,000   Trimble Navigation Ltd.* ............     2,128,750
                                                   --------------
                                                      24,706,887
                                                   --------------
             Entertainment/Gaming (1.4%)
   135,000   International Game Technology  ......     2,767,500
    43,000   Premier Parks, Inc.* ................     1,252,375
   135,000   Primadonna Resorts, Inc.* ...........     2,430,000
   100,000   Showboat, Inc. ......................     2,200,000
   114,000   Sodak Gaming, Inc.* .................     2,565,000
                                                   --------------
                                                      11,214,875
                                                   --------------
             Environmental (2.1%)
   145,000   Memtec Ltd. (ADR)* (Australia)  .....     4,060,000
   200,000   Philip Environmental, Inc.* (Canada)      1,900,000

                 SEE NOTES TO FINANCIAL STATEMENTS
                               31






DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996

 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
   104,500   U.S. Filter Corp.* ..................   $ 3,566,062
    51,000   U.S.A. Waste Services, Inc.*  .......     1,606,500
   160,000   United Waste Systems, Inc.* .........     5,480,000
                                                   --------------
                                                      16,612,562
                                                   --------------
             Financial Services (4.2%)
    70,000   CMAC Investment Corp. ...............     4,445,000
    90,000   Finova Group Inc. ...................     5,400,000
   110,000   GreenPoint Financial Corp. ..........     4,193,750
    70,000   NAC Re Corp. ........................     2,520,000
    80,000   PennFed Financial Services, Inc.*  ..     1,450,000
   140,000   People's Bank .......................     3,447,500
   181,400   Sterling Commerce, Inc.* ............     5,351,300
   190,000   SunAmerica, Inc. ....................     6,555,000
                                                   --------------
                                                      33,362,550
                                                   --------------
             Forest Products, Paper &
             Packaging (0.3%)
   100,000   Buckeye Cellulose Corp.* ............     2,600,000
                                                   --------------
             Healthcare - Distribution (0.4%)
    75,000   Physician Support Systems, Inc.  ....     1,762,500
    45,000   Schein (Henry), Inc.* ...............     1,732,500
                                                   --------------
                                                       3,495,000
                                                   --------------
             Healthcare Services (3.5%)
   100,000   Access Health, Inc.* ................     5,625,000
   150,000   ADAC Laboratories ...................     2,962,500
    22,500   National Surgery Centers, Inc.*  ....       601,875
    40,200   NCS HealthCare, Inc. (Class A)*  ....     1,261,275
   240,000   Orthodontic Centers of America,
             Inc.* ...............................     4,890,000
   120,000   PhyCor, Inc.* .......................     4,560,000
    96,000   Total Renal Care Holdings, Inc.*  ...     3,816,000
   200,000   Veterinary Centers of America, Inc.*      4,350,000
                                                   --------------
                                                      28,066,650
                                                   --------------
             Hospital Management & Health
             Maintenance Organizations (1.5%)
   185,000   American Oncology Resources, Inc.*  .     2,035,000
    80,000   Healthsouth Corp.* ..................     3,070,000
    90,000   Inphynet Medical Management, Inc.*  .     1,597,500
   100,000   Oxford Health Plans, Inc.* ..........     4,975,000
                                                   --------------
                                                      11,677,500
                                                   --------------
             Hotels/Motels (2.6%)
   190,000   HFS, Inc.* ..........................    12,706,250
   200,000   La Quinta Inns, Inc. ................     3,900,000
    70,000   Red Roof Inns, Inc.* ................       953,750







 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
   110,000   Renaissance Hotel Group NV* (Hong
             Kong) ...............................   $ 2,200,000
    50,100   Suburban Lodges of America, Inc.*         1,052,100
                                                   --------------
                                                      20,812,100
                                                   --------------
             Household Furnishings &
             Appliances (0.1%)
    24,500   Alrenco, Inc.* ......................       505,312
                                                   --------------
             Insurance (2.3%)
    67,700   CRA Managed Care, Inc.* .............     3,621,950
   170,000   Delphi Financial Group, Inc.
             (Class A)* ..........................     4,675,000
   105,900   Fremont General Corp. ...............     3,124,050
   100,000   HCC Insurance Holdings, Inc.  .......     2,887,500
    70,000   Triad Guaranty, Inc.* ...............     1,960,000
    50,000   Vesta Insurance Group, Inc. .........     1,918,750
                                                   --------------
                                                      18,187,250
                                                   --------------
             Local Area Networking (0.5%)
   160,000   Network General Corp.* ..............     3,660,000
                                                   --------------
             Manufacturing (0.4%)
    72,500   Shelby Williams Industries, Inc.  ...       924,375
    75,000   Waters Corp.* .......................     2,456,250
                                                   --------------
                                                       3,380,625
                                                   --------------
             Medical Products & Supplies (2.7%)
   150,000   Capstone Pharmacy Services* .........     1,856,250
   100,000   ClinTrials Research Inc.* ...........     3,950,000
    80,000   Dentsply International, Inc.  .......     3,540,000
    35,000   ESC Medical Systems Ltd. (Israel)*        1,102,500
    60,000   Guidant Corp. .......................     3,315,000
   220,000   Physician Sales & Service, Inc.*  ...     5,170,000
   170,000   TECNOL Medical Products, Inc.*  .....     2,443,750
                                                   --------------
                                                      21,377,500
                                                   --------------
             Medical Services (3.2%)
    30,000   Advanced Technology Laboratories,
             Inc.* ...............................       952,500
   135,000   Amisys Managed Care Systems*  .......     3,223,125
     8,700   Applied Analytical Industries, Inc.*        196,837
    75,000   Boston Scientific Corp.* ............     4,312,500
    80,000   Envoy Corp.* ........................     3,080,000
   300,000   Novacare, Inc.* .....................     2,812,500
    83,000   Protocol Systems, Inc.* .............     1,359,125
   200,000   Staar Surgical Co.* .................     2,625,000
    65,000   Thermolase Corp.* ...................     1,616,875
   150,000   Vivra, Inc.* ........................     4,893,750
                                                   --------------
                                                      25,072,212
                                                   --------------
             Metals (0.3%)
    65,100   Mueller Industries, Inc.* ...........     2,644,688
                                                   --------------
                    SEE NOTES TO FINANCIAL STATEMENTS

                                   32






DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996

 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
             Office Equipment & Supplies (2.8%)
    95,000   Corporate Express, Inc.* ............   $ 3,669,375
    52,000   Daisytek International Corp.*  ......     2,249,000
   130,000   Danka Business Systems PLC (ADR)
             (United Kingdom) ....................     5,151,250
    48,700   Diebold, Inc. .......................     2,842,863
   165,800   Staples, Inc.* ......................     3,668,325
   162,000   Viking Office Products, Inc.*  ......     4,839,750
                                                   --------------
                                                      22,420,563
                                                   --------------
             Oil & Gas Exploration (0.4%)
    80,000   Noble Affiliates, Inc. ..............     3,380,000
                                                   --------------
             Oil & Gas Products (1.6%)
    60,000   Cairn Energy USA, Inc.* .............       577,500
    52,000   Chesapeake Energy Corp.* ............     3,256,500
   155,000   Comstock Resources Inc.* ............     1,724,375
    60,400   Stone Energy Corp.* .................     1,117,400
   203,000   Tesoro Petroleum Corp.* .............     2,613,625
    80,000   Triton Energy Ltd.* .................     3,580,000
                                                   --------------
                                                      12,869,400
                                                   --------------
             Oil Drilling & Services (3.1%)
    95,000   ENSCO International, Inc.* ..........     3,087,500
   220,000   Global Industries Ltd.* .............     3,465,000
   150,000   Global Marine, Inc.* ................     2,362,500
   100,000   Input/Output, Inc.* .................     2,975,000
   259,000   Marine Drilling Company, Inc.*  .....     2,460,500
   140,000   Noble Drilling Corp.* ...............     2,117,500
   130,000   Smith International, Inc.* ..........     4,566,250
    55,000   Western Atlas, Inc.* ................     3,423,750
                                                   --------------
                                                      24,458,000
                                                   --------------
             Pharmaceuticals (3.0%)
   130,500   Alliance Pharmaceutical Corp.*  .....     2,234,813
    47,000   Depotech Corp.* .....................       763,750
   200,000   Dura-Pharmaceuticals, Inc.* .........     7,350,000
    79,200   Guilford Pharmaceuticals, Inc.*  ....     2,138,400
   140,000   IDEC Pharmaceuticals Corp.* .........     3,307,500
    60,000   Interneuron Pharmaceuticals, Inc.*        1,680,000
   100,000   Jones Medical Industries, Inc.  .....     4,775,000
    28,200   Medicis Pharmaceutical Corp. (Class
             A)* .................................     1,360,650
                                                   --------------
                                                      23,610,113
                                                   --------------
             Retail - Department Stores (0.9%)
    60,000   Neiman-Marcus Group, Inc.* ..........     2,115,000
    32,000   Saks Holdings, Inc.* ................     1,120,000
   160,000   Stein Mart, Inc.* ...................     3,540,000
                                                   --------------
                                                       6,775,000
                                                   --------------







 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
             Retail -Specialty (6.3%)
    36,400   Abercrombie & Fitch Co. (Class A)*  .   $   891,800
   100,000   Bed Bath & Beyond, Inc.* ............     2,737,500
   110,000   Borders Group, Inc. .................     4,097,500
    40,000   CDW Computer Centers, Inc.* .........     2,730,000
    65,000   CompUSA, Inc.* ......................     3,510,000
    74,700   Consolidated Stores Corp.* ..........     2,988,000
   150,000   Damark International, Inc.* .........     1,912,500
   115,000   Dollar Tree Stores, Inc.* ...........     4,355,625
    91,700   Eagle Hardware & Garden, Inc.*  .....     2,475,900
    50,000   Finish Line, Inc.* ..................     2,362,500
    35,000   Gucci Group NV (ADR) (Italy)  .......     2,537,500
    70,000   Marks Bros. Jewelers, Inc.* .........     1,890,000
   135,000   Movie Gallery, Inc. .................     1,755,000
   142,000   PetSmart, Inc.* .....................     3,638,750
   270,000   Sports & Recreation, Inc.* ..........     2,261,250
   207,000   Stride Rite Corp. ...................     1,863,000
   102,100   TAG Heuer International S.A. (ADR)
             (Luxembourg)* .......................     2,016,475
   172,500   The Sports Authority, Inc.* .........     4,592,813
    70,000   Williams-Sonoma Inc.* ...............     1,986,250
                                                   --------------
                                                      50,602,363
                                                   --------------
             Retail - Specialty Apparel (2.0%)
    90,000   Gymboree Corp. (The)* ...............     2,733,750
    11,100   Hot Topic, Inc.* ....................       253,913
    65,000   Loehmann's, Inc.* ...................     1,738,750
   115,000   Men's Wearhouse, Inc. (The)*  .......     2,788,750
    60,000   Pacific Sunwear of California, Inc.*      1,950,000
   103,000   Talbot's, Inc. (The) ................     3,090,000
    90,000   Wet Seal, Inc. ......................     3,240,000
                                                   --------------
                                                      15,795,163
                                                   --------------
             Semiconductors (1.9%)
    70,000   Altera Corp.* .......................     3,543,750
    35,000   Analog Devices, Inc.* ...............       949,375
    80,000   Atmel Corp.* ........................     2,460,000
   160,000   S3, Inc.* ...........................     3,160,000
   210,000   Triquint Semiconductor, Inc.*  ......     4,882,500
                                                   --------------
                                                      14,995,625
                                                   --------------
             Steel & Iron (0.8%)
    99,500   Gibraltar Steel Corp.* ..............     2,238,750
   150,000   Olympic Steel, Inc.* ................     4,031,250
                                                   --------------
                                                       6,270,000
                                                   --------------
                    SEE NOTES TO FINANCIAL STATEMENTS

                                    33






DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996

 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
             Telecommunication Equipment (1.8%)
     9,800   Advanced Fibre Communications* ......   $   245,000
    95,000   Andrew Corp.* .......................     4,726,250
    70,000   Aspect Telecommunications Corp.*          4,357,500
    80,000   Comverse Technology, Inc.* ..........     3,110,000
    60,000   Picturetel Corp.* ...................     2,100,000
                                                   --------------
                                                      14,538,750
                                                   --------------
             Telecommunications (2.1%)
   164,500   Boston Communications Group, Inc.*  .     2,652,563
   100,000   ICG Communications, Inc.* ...........     2,100,000
   150,000   IDT Corp.* ..........................     2,475,000
   120,000   Intercel, Inc.* .....................     2,460,000
   120,000   Intermedia Communications of
             Florida, Inc.* ......................     3,510,000
   120,000   LCI International, Inc.* ............     3,780,000
                                                   --------------
                                                      16,977,563
                                                   --------------
             Telecommunications - Wireless (1.2%)
   100,000   Arch Communications Group, Inc.*          1,362,500
   115,000   CommNet Cellular, Inc.* .............     3,320,625
    70,000   Globalstar Telecommunications Ltd.*
             (Bermuda) ...........................     3,500,000
    80,000   Paging Network, Inc.* ...............     1,580,000
                                                   --------------
                                                       9,763,125
                                                   --------------
             Textiles -Apparel Manufacturers (1.8%)
    70,000   Jones Apparel Group, Inc.* ..........     4,462,500
    75,000   Kenneth Cole Productions, Inc.
             (Class A)* ..........................     1,415,625
   120,000   Nautica Enterprises, Inc.* ..........     3,870,000
    18,600   The North Face, Inc.* ...............       523,125
   157,500   Wolverine World Wide, Inc. ..........     4,370,625
                                                   --------------
                                                      14,641,875
                                                   --------------
             Transportation (1.7%)
    90,000   Atlas Air, Inc.* ....................     3,825,000
   100,000   Hub Group, Inc.* ....................     2,125,000
   100,000   Midwest Express Holdings, Inc.*  ....     2,987,500
   210,000   Offshore Logistics, Inc.* ...........     2,992,500
    74,600   Team Rental Group, Inc. .............     1,361,450
                                                   --------------
                                                      13,291,450
                                                   --------------
             Truckers (0.4%)
    70,000   Miller Industries, Inc.* ............     2,765,000
                                                   --------------
             Wide Area Networking (4.0%)
    90,000   ACT Networks, Inc.* .................     2,497,500
    65,000   ADC Telecommunications, Inc.*  ......     4,143,750
    60,000   Adtran, Inc.* .......................     2,970,000
    70,000   Ascend Communications, Inc.*  .......     4,620,000
    78,000   Cascade Communications Corp.*  ......     6,347,250








 NUMBER OF
   SHARES                                               VALUE
-----------  ------------------------------------  --------------
    90,000   Tellabs, Inc.* ...................... $   6,345,000
   115,000   Teltrend, Inc.* .....................     4,830,000
                                                   --------------
                                                      31,753,500
                                                   --------------
             Wireless Communication (0.4%)
    90,000   Cellular Communications
             International, Inc.* ................     3,015,000
                                                   --------------
             TOTAL COMMON STOCKS (Identified Cost
             $644,748,437) .......................   800,065,575
                                                   --------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
-----------  ------------------------------------  ---------------
             SHORT-TERM INVESTMENTS (1.9%)
             U.S. GOVERNMENT AGENCY (a) (1.3%)
  $ 9,955    Federal Home Loan Mortgage
             Corp. 5.70% due 10/01/96 ............     9,955,000
                                                   --------------
             REPURCHASE AGREEMENT (0.6%)
    5,142    The Bank of New York 5.00%
             due 10/01/96 (dated 09/30/96;
             proceeds $5,142,605;
             collateralized by $5,136,631
             U.S. Treasury Note 5.625% due
             10/31/97 valued at $5,244,729)
             (Identified Cost $5,141,891) ........     5,141,891
                                                   --------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Identified Cost $15,096,891) .......    15,096,891
                                                   --------------

TOTAL INVESTMENTS
(Identified Cost $659,845,328) (b)     102.0%       815,162,466

LIABILITIES IN EXCESS OF
OTHER ASSETS .......................    (2.0)       (15,961,962)
                                     --------     --------------
NET ASSETS .........................   100.0%      $799,200,504
                                     ========     ==============



------------

   American Depository Receipt. ADR

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes was $661,411,180. The aggregate gross unrealized appreciation was $177,724,047 and the aggregate gross unrealized depreciation was $23,972,761, resulting in net unrealized appreciation of $153,751,286.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
Investments in securities, at value
 (identified cost $659,845,328) ............  $815,162,466
Receivable for:
  Investments sold .........................    11,338,194
  Shares of beneficial interest sold  ......     1,782,183
  Dividends ................................        79,255
  Interest .................................           714
Prepaid expenses and other assets ..........        36,865
                                             --------------
  TOTAL ASSETS .............................   828,399,677
                                             --------------
LIABILITIES:
Payable for:
  Investments purchased ....................    25,507,131
  Shares of beneficial interest
    repurchased ............................     2,466,048
  Plan of distribution fee .................       648,071
  Investment management fee ................       318,421
Accrued expenses and other payables  .......       259,502
                                             --------------
  TOTAL LIABILITIES ........................    29,199,173
                                             --------------
NET ASSETS:
Paid-in-capital ............................   532,239,205
Net unrealized appreciation ................   155,317,138
Accumulated net investment loss ............       (39,118)
Accumulated undistributed net realized gain    111,683,279
                                             --------------
  NET ASSETS ...............................  $799,200,504
                                             ==============
NET ASSET VALUE PER SHARE,
 28,838,582 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....        $27.71
                                                    ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

 NET INVESTMENT INCOME:
INCOME
Interest ..............................   $  3,545,756
Dividends (net of $10,018 foreign
 withholding tax) .....................        760,163
                                        --------------
  TOTAL INCOME ........................      4,305,919
                                        --------------
EXPENSES
Plan of distribution fee ..............      6,461,408
Investment management fee .............      3,194,151
Transfer agent fees and expenses  .....        893,014
Registration fees .....................        119,398
Custodian fees ........................         86,966
Shareholder reports and notices  ......         78,448
Professional fees .....................         51,738
Trustees' fees and expenses ...........         37,475
Other .................................         12,915
                                        --------------
  TOTAL EXPENSES ......................     10,935,513
                                        --------------
  NET INVESTMENT LOSS .................     (6,629,594)
                                        --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain .....................    132,830,087
Net change in unrealized appreciation      (16,804,216)
                                        --------------
  NET GAIN ............................    116,025,871
                                        --------------
NET INCREASE ..........................   $109,396,277
                                        ==============

                SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS


                                                         FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                         SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
------------------------------------------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................     $ (6,629,594)       $ (3,969,410)
Net realized gain .....................................      132,830,087          32,573,927
Net change in unrealized appreciation .................      (16,804,216)        129,339,870
                                                        ------------------  ------------------
  NET INCREASE ........................................      109,396,277         157,944,387
Distributions from net realized gain ..................      (42,760,549)         (2,979,381)
Net increase from transactions in shares of beneficial
 interest .............................................      197,696,272          39,734,514
                                                        ------------------  ------------------
  TOTAL INCREASE ......................................      264,332,000         194,699,520
NET ASSETS:
Beginning of period ...................................      534,868,504         340,168,984
                                                        ------------------  ------------------
  END OF PERIOD
  (Including accumulated net investment loss of
  $39,118 and $33,774, respectively) ..................     $799,200,504        $534,868,504
                                                        ==================  ==================


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amount, including carrying charges, totaled $28,270,501 at September 30, 1996.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended September 30, 1996, it received approximately $810,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $1,095,944,214 and $881,579,783, respectively.

For the year ended September 30, 1996, the Fund incurred $133,555 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees'

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

fees and expenses in the Statement of Operations amounted to $23,261. At September 30, 1996, the Fund had an accrued pension liability of $39,122 which is included in accrued expenses in the Statement of Assets and Liabilities.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $88,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                           SEPTEMBER 30, 1996               SEPTEMBER 30, 1995
                                    -------------------------------  -------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                    --------------  ---------------  --------------  ---------------
Sold ............................      20,988,017     $ 532,804,011     20,063,775     $ 404,852,064
Reinvestment of distributions ...       1,750,437        40,382,573        166,910         2,830,799
                                    --------------  ---------------  --------------  ---------------
                                       22,738,454       573,186,584     20,230,685       407,682,863
Repurchased .....................     (14,839,539)     (375,490,312)   (18,669,019)     (367,948,349)
                                    --------------  ---------------  --------------  ---------------
Net increase ....................       7,898,915     $ 197,696,272      1,561,666     $  39,734,514
                                    ==============  ===============  ==============  ===============

6. FEDERAL INCOME TAX STATUS

As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, accumulated undistributed net realized gain was charged $6,660,503, paid-in-capital was credited $36,253 and accumulated net investment loss was credited $6,624,250.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE YEAR ENDED SEPTEMBER 30
                              ------------------------------------------------------------
                                  1996        1995        1994        1993         1992
----------------------------  ----------  ----------  ----------  ----------  ------------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period ........    $25.54      $17.55      $20.50      $12.20        $14.05
                              ----------  ----------  ----------  ----------  ------------
Net investment income (loss)      (0.23)      (0.19)       --         (0.12)        (0.12)
Net realized and
 unrealized gain (loss)  ....      4.32        8.34       (1.82)       8.42         (1.73)
                              ----------  ----------  ----------  ----------  ------------
Total from investment
 operations .................      4.09        8.15       (1.82)       8.30         (1.85)
                              ----------  ----------  ----------  ----------  ------------
Less dividends and
  distributions from:
  Net investment income  ....      --          --          --          --           --
  Net realized gain .........     (1.92)      (0.16)      (1.13)       --           --
                              ----------  ----------  ----------  ----------  ------------
Total dividends and
 distributions ..............     (1.92)      (0.16)      (1.13)       --           --
                              ----------  ----------  ----------  ----------  ------------
Net asset value,
 end of period ..............    $27.71      $25.54      $17.55      $20.50        $12.20
                              ==========  ==========  ==========  ==========  ============
TOTAL INVESTMENT RETURN+  ...     17.53%      46.87 %     (8.88)%     67.95 %      (13.17)%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ....................      1.69%       1.77 %      1.78 %      1.84 %        1.86 %
Net investment income (loss)      (1.03%)     (1.04)%     (1.32)%     (1.52)%       (1.14)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands ...............   $799,201    $534,869    $340,169    $240,389     $112,982
Portfolio turnover rate  ....       149%        114 %       160 %       203 %         153 %
Average commission rate paid    $0.0571        --          --          --           --









                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  1991         1990        1989        1988         1987
----------------------------  ----------  ------------  ---------  -----------  ----------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period ........      $8.92        $11.33      $9.67      $10.96        $8.57
                              ----------  ------------  ---------  -----------  ----------
Net investment income (loss)       (0.07)        (0.15)      0.04       (0.03)       (0.02)
Net realized and
 unrealized gain (loss)  ....       5.20         (2.21)      1.62       (1.26)        2.42
                              ----------  ------------  ---------  -----------  ----------
Total from investment
 operations .................       5.13         (2.36)     1.66       (1.29)        2.40
                              ----------  ------------  ---------  -----------  ----------
Less dividends and
  distributions from:
  Net investment income  ....      --            (0.05)       --          --           (0.01)
  Net realized gain .........      --               --        --          --           --
                              ----------  ------------  ---------  -----------  ----------
Total dividends and
 distributions ..............      --            (0.05)       --          --           (0.01)
                              ----------  ------------  ---------  -----------  ----------
Net asset value,
 end of period ..............     $14.05         $8.92     $11.33       $9.67       $10.96
                              ==========  ============  =========  ===========  ==========
TOTAL INVESTMENT RETURN+  ...      57.51 %      (20.87)%    17.17%     (11.77)%      28.07 %
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ....................       1.92 %        2.02 %     1.89%       1.90 %       1.83 %
Net investment income (loss)       (0.73)%       (1.32)%     0.59%      (0.28)%      (0.20)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands ...............   $115,337       $67,604    $89,236    $108,411     $179,276
Portfolio turnover rate  ....         88 %          53 %       84%         70 %         68 %
Average commission rate paid       --             --         --         --           --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Developing Growth Securities Trust (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended September 30, 1996, the Fund paid to shareholders $1.68 per share from long-term capital gains.

                DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

                           PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

        (1) Financial statements and schedules, included
            in Prospectus (Part A):                                  Page in
                                                                    Prospectus
                                                                    ----------
            Financial highlights for the fiscal years ended
            September 30, 1987, 1988, 1989, 1990, 1991,
            1992, 1993, 1994, 1995 and 1996....................           4

        (2) Financial statements included in the Statement of
            Additional Information (Part B):                         Page in
                                                                       SAI
                                                                     -------

            Portfolio of Investments at September 30, 1996 ....          30

            Statement of assets and liabilities at
            September 30, 1996  ...............................          35

            Statement of operations for the year ended
            September 30, 1996 ................................          35

            Statement of changes in net assets for
            the years ended September 30, 1995 and 1996 .......          36

            Notes to Financial Statements .....................          37

            Financial highlights for the fiscal years ended
            September 30, 1987, 1988, 1989, 1990, 1991,
            1992, 1993, 1994, 1995 and 1996 ...................          41


        (3) Financial statements included in Part C:

            None

        (b) Exhibits:

2.       --   Amended and Restated By-Laws of the Registrant

8.       --   Form of Amendment to the Custodian Agreement between
              Registrant and The Bank of New York.

11.      --   Consent of Independent Accountants

16.      --   Schedule for Computation of Performance Quotation

27.      --   Financial Data Schedule

--------------------
All other exhibits previously filed and incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With Registrant.

          None

Item 26.  Number of Holders of Securities.

         (1)                                  (2)
                                     Number of Record Holders
     Title of Class                    at November 4, 1996
     --------------                  ---------------------

Shares of Beneficial Interest                 84,273


Item 27.  Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II

 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust

(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

                             Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds and Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Formerly Executive Vice President and Director of Dean Witter, Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of DWDC and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             DWDC subsidiaries.

Richard M. DeMartini         Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Capital;
                             Director of DWR, DWSC, Distributors and DWTC;
                             Trustee of the TCW/DW Funds; Member (since
                             January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

James F. Higgins             Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Financial;
                             Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Financial
Executive Vice               Officer of DWDC, DWR, DWSC and Distributors;
President, Chief             Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards         Executive Vice President, Secretary and General
Director                     Counsel of DWDC and DWR; Executive Vice
                             President, Secretary and Chief Legal Officer of
                             Distributors; Director of DWR, DWSC and
                             Distributors.

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

John Van Heuvelen            President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Joseph J. McAlinden
Executive Vice President
and Chief Investment
Officer                      Vice President of the Dean Witter Funds and
                             Director of DWTC.

Sheldon Curtis               Assistant Secretary of DWR; Senior Vice
Senior Vice President,       President, Secretary and General Counsel of DWSC;
General Counsel and          Senior Vice President, Assistant General Counsel
Secretary                    and Assistant Secretary of Distributors; Senior
                             Vice President and Secretary of DWTC; Vice
                             President, Secretary and General Counsel of the
                             Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President Senior Vice President of DWSC, Distributors and DWTC and Director of DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Barry Fink                   First Vice President and Assistant Secretary of
First Vice President         DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary      Funds and the TCW/DW Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.


Robert Zimmerman
First Vice President

Joan Allman
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Kirk Balzer
Vice President               Vice President of Various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President               Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President               Vice President of various Dean Witter Funds

Konrad J. Krill
Vice President               Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President               Vice President of various Dean Witter Funds.

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Anne Pickrell
Vice President               Vice President of Dean Witter Global Short-
                             Term Income Fund Inc.
Hugh Rose
Vice President

Robert Rossetti
Vice President

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President               Vice President of Prime Income Trust

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Jayne M. Stevlingson
Vice President               Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President               Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Item 29.   Principal Underwriters
     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:
 (1)       Dean Witter Liquid Asset Fund Inc.
 (2)       Dean Witter Tax-Free Daily Income Trust
 (3)       Dean Witter California Tax-Free Daily Income Trust
 (4)       Dean Witter Retirement Series
 (5)       Dean Witter Dividend Growth Securities Inc.
 (6)       Dean Witter Global Asset Allocation
 (7)       Dean Witter World Wide Investment Trust
 (8)       Dean Witter Capital Growth Securities
 (9)       Dean Witter Convertible Securities Trust
(10)       Active Assets Tax-Free Trust
(11)       Active Assets Money Trust

(12)       Active Assets California Tax-Free Trust
(13)       Active Assets Government Securities Trust
(14)       Dean Witter Short-Term Bond Fund
(15)       Dean Witter Mid-Cap Growth Fund
(16)       Dean Witter U.S. Government Securities Trust
(17)       Dean Witter High Yield Securities Inc.
(18)       Dean Witter New York Tax-Free Income Fund
(19)       Dean Witter Tax-Exempt Securities Trust
(20)       Dean Witter California Tax-Free Income Fund
(21)       Dean Witter Limited Term Municipal Trust
(22)       Dean Witter Natural Resource Development Securities Inc.
(23)       Dean Witter World Wide Income Trust
(24)       Dean Witter Utilities Fund
(25)       Dean Witter Strategist Fund
(26)       Dean Witter New York Municipal Money Market Trust
(27)       Dean Witter Intermediate Income Securities
(28)       Prime Income Trust
(29)       Dean Witter European Growth Fund Inc.
(30)       Dean Witter Developing Growth Securities Trust
(31)       Dean Witter Precious Metals and Minerals Trust
(32)       Dean Witter Pacific Growth Fund Inc.
(33)       Dean Witter Multi-State Municipal Series Trust
(34)       Dean Witter Federal Securities Trust
(35)       Dean Witter Short-Term U.S. Treasury Trust
(36)       Dean Witter Diversified Income Trust
(37)       Dean Witter Health Sciences Trust
(38)       Dean Witter Global Dividend Growth Securities
(39)       Dean Witter American Value Fund
(40)       Dean Witter U.S. Government Money Market Trust
(41)       Dean Witter Global Short-Term Income Fund Inc.
(42)       Dean Witter Premier Income Trust
(43)       Dean Witter Value-Added Market Series
(44)       Dean Witter Global Utilities Fund
(45)       Dean Witter High Income Securities
(46)       Dean Witter National Municipal Trust
(47)       Dean Witter International SmallCap Fund
(48)       Dean Witter Balanced Growth Fund
(49)       Dean Witter Balanced Income Fund
(50)       Dean Witter Hawaii Municipal Trust
(51)       Dean Witter Variable Investment Series
(52)       Dean Witter Capital Appreciation Fund
(53)       Dean Witter Intermediate Term U.S. Treasury Trust
(54)       Dean Witter Information Fund
(55)       Dean Witter Japan Fund
(56)       Dean Witter Income Builder Fund
(57)       Dean Witter Special Value Fund
 (1)       TCW/DW Core Equity Trust
 (2)       TCW/DW North American Government Income Trust
 (3)       TCW/DW Latin American Growth Fund
 (4)       TCW/DW Income and Growth Fund
 (5)       TCW/DW Small Cap Growth Fund
 (6)       TCW/DW Balanced Fund
 (7)       TCW/DW Total Return Trust
 (8)       TCW/DW Mid-Cap Equity Trust

 (9)       TCW/DW Global Telecom Trust
(10)       TCW/DW Strategic Income Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                       Positions and
                                       Office with
    Name                               Distributors
    ----                               -------------
    Fredrick K. Kubler               Senior Vice President, Assistant
                                     Secretary and Chief Compliance
                                     Officer.

    Michael T. Gregg                 Vice President and Assistant
                                     Secretary.

Item 30.    Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    Management Services

       Registrant is not a party to any such management-related service contract.

Item 32.    Undertakings

       Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of November, 1996.

                                DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

                                            By  /s/ Sheldon Curtis
                                               -------------------------------
                                                    Sheldon Curtis
                                              Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                Title                         Date
         ----------                -----                         ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                 11/20/96
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                       11/20/96
    ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                         11/20/96
    ----------------------------
        Sheldon Curtis
        Attorney-in-Fact


    Michael Bozic              Manuel H. Johnson
    Edwin J. Garn              Michael E. Nugent
    John R. Haire              John L. Schroeder


By  /s/ David M. Butowsky                                      11/20/96
    ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------

2.     --      Amended and Restated By-Laws of the Registrant

8.     --      Amendment to the Custodian Agreement between
               Registrant and The Bank of New York

11.    --      Consent of Independent Accountants

16.    --      Schedule for Computation of Performance Quotation

27.    --      Financial Data Schedule


           --------------------------------
           All other exhibits previously filed and incorporated by reference.